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                                                                  EXHIBIT 10.3

                           SUBSCRIPTION AGREEMENT
                              (CARS USA, INC.)

     This Agreement dated as of July 8, 1996 is among CARS USA, INC., a California corporation (the "Company"), NAB Asset Corporation, a Texas Corporation, ("NAB"), Charles E. Bradley, Jr. ("Bradley, Jr."), Nicholas Carroll ("Carroll") and Sandra C. Watt ("Watt").

     1. NAB hereby subscribes for and agrees to purchase 80,000 shares (the "Common Shares"), of the common stock, no par value (the "Common Stock"), of the Company for a price of $1.25 per share. NAB also subscribes for and agrees to purchase 100,000 shares (the "Preferred Shares") of preferred stock, no par value (the "Preferred Stock"), of the Company for a price of $4.00 per share. These subscriptions are made in reliance on the representations and warranties made by the Company, Bradley, Jr., Carroll and Watt in paragraph 3 hereof.

     2. The Company hereby accepts the foregoing subscription and agrees to issue the Common Shares and the Preferred Shares to NAB.

     3. The Company, Bradley, Jr., Carroll and Watt hereby represent and warrant to NAB that the following representations and warranties are true and correct as of the date hereof, except with respect to representations and warranties which are made with reference to another specific date in which case such representations and warranties are true and correct as of that date.

     a. AUTHORITY AND ENFORCEABILITY. The Company is a corporation duly organized and validly existing under the laws of the State of California, has full requisite corporate power and authority to carry on its business as currently conducted, and to own and operate the properties owned and operated by it and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance delivery of the Common Stock and the Preferred Shares being sold hereunder has been taken. This Agreement, together with all other agreements, documents and instruments executed in connection herewith by the Company constitute valid and legally-binding obligations of the Company, and are enforceable against the Company in accordance with their terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally and subject to general principles of equity.

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     b.  NO VIOLATION OR CONFLICTS.  Neither the execution and delivery of this Agreement by the Company nor the performance by the Company of its obligations hereunder will (a) violate or conflict with any provision of the charter documents, or bylaws, as amended to date, of the Company, (b) violate or conflict with any provision of any Laws (as hereinafter defined) applicable to the Company, or its businesses or assets; (c) result in a breach of, or constitute a default (or with notice or lapse of time or both result in a breach of or constitute a default) under or otherwise give any person the right to terminate or accelerate payment, under or performance of any note, bond, loan agreement, contract, lease, license, franchise, permit, or other agreement or instrument to which the Company is a party or to which any of its assets are subject; or (d) result in, or require the creation or imposition of any Encumbrance (as hereinafter defined) of any nature upon or with respect to any of the assets of the Company. For purposes of this Agreement, "Laws" mean any applicable statute, law, code, ordinance, rule, regulation, order, permit, license, certificate, writ, judgment, injunction or decree promulgated by any governmental authority, including all laws relating to protection of the environment. For purposes of this Agreement, "Encumbrance" means any security interest, mortgage, deed of trust, pledge, lien, or other encumbrance of any nature whatsoever.

     c. CAPITALIZATION OF THE COMPANY. As of the date hereof (a) the authorized capital stock of the Company consists of 100,000 shares of common stock, no par value, 20,000 of which are issued and outstanding (of which 10,000 shares are owned by Bradley, Jr., 9,000 shares are owned by Watt and 1,000 shares are owned by Carroll), and 100,000 shares of preferred stock, no par value, none of which are issued and outstanding; (b) the Common Shares and the Preferred Shares which are being purchased hereunder, when issued, sold, and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable; (c) no shares of the Company's Stock will have been, and the Common Shares and the Preferred Shares will not be, issued in violation of the Company's charter documents or bylaws, or the preemptive rights of any person; and (d) there will not be outstanding subscriptions, options, rights, warrants, calls, preemptive rights, convertible securities, or other agreements or commitments of any kind obligating the Company to sell, convey, issue, exchange, transfer from treasury, or otherwise dispose of, any additional shares of any class of the Company's capital stock, or any other equity or debt security of the Company.

     d. FINANCIAL STATEMENTS. The company has delivered to NAB its unaudited financial statement (balance sheet and profit and loss, statement) at and for the six month period ended June 30, 1996 and for the year ended
December 31, 1995 (the "Financial Statements").   The Financial Statements
are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 1996, and (ii)


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obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

     e.   CHANGES.  Since June 30, 1996, there has not been:

          i. any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business which have not been, in the aggregate, materially adverse;

          ii. any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

          iii. any waiver by the Company of material right to or of a material debt owed to it;

          iv. any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, priorities, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

          v. any change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

          vi. any material change in any compensation arrangement or agreement with any employee; or

          vii. to the Company's knowledge any other event or condition of any character which might materially and adversely affect the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted).

     f.   LIABILITIES.   The Company has no liabilities or obligations,
whether absolute, accrued, contingent or otherwise, except (a) as reflected or reserved against in the Financial Statements, (b) obligations to perform services or deliver goods in the ordinary course of business that are not delinquent, and (c) obligations or liabilities incurred in accordance with the terms of this Agreement after the date of the Financial Statements.




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     g.   DEFAULTS.  The Company is not in default under, or in breach or violation of, and no event has occurred which, with notice or lapse of time or action by a third party, could reasonably be expected to result in a default under, breach or violation of, or conflict with: (a) its charter documents, or bylaws, as amended to date; (b) any lease, license, permit, Encumbrance, or other agreement or instruments to which it is a party, or to which any of its assets is subject; or (c) any laws applicable to it or its business or assets.

     h.   LITIGATION.   There is no lawsuit, action, arbitration, mediation,
administrative proceeding, investigation by a government authority, or other legal proceeding pending or, to the knowledge of the Company, threatened against the Company or affecting its assets or financial condition. The Company is not subject to any court order, writ, injunction court decree, settlement agreement, or judgment that contains or orders any ongoing obligations (whether prohibitory or mandatory in nature) on the part of the Company.

     i. TITLE TO AND QUIET POSSESSION OF ASSETS. The Company has good and valid title to all of its assets and interests in assets, whether real, personal, mixed, tangible or intangible, that are disclosed herein, are reflected in the Financial Statements, or that have been acquired since June 30, 1996. All such assets are free and clear of all Encumbrances. Without limiting the generality of the foregoing, the Company has the exclusive right, title and interest in and to any trademarks, service marks, trade names, and copyrights currently used, and the continued use of any logo, trade name, license, or other intangible by the Company does not and will not violate or infringe upon the rights of any third party.

     j.   CONDITION OF ASSETS.

          i. The Company's buildings, premises, fixtures, vehicles, and material equipment and machinery are in a condition satisfactory to continue to operate the Company's business in the manner conducted prior to the date hereof. There is not change in the zoning or building ordinances directly affecting the real property or leasehold interests of the Company, pending or, to the knowledge of the Company, threatened.

          ii. All contracts, leases, plans or other arrangements to which the Company is a party, by which it is bound or to which it or its assets are subject in full force and effect, and constitute valid and binding obligations of the Company. The Company is not, and no other party to any such contract, lease, plan or other arrangements is, in default thereunder, and no event has occurred which (with or without notice, lapse of time, or the happening of any other event) would constitute a default thereunder. No contract has been entered into on terms which could reasonably be expected to have an adverse effect on the Company. The Company has received no information which would cause the Company to conclude that any customer of the Company will (or is likely to) cease doing




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      business with the Company to conclude that any customer of the Company as a result of the consummation of the transactions contemplated hereby.

      k. NO ERISA PLANS OR LABOR ISSUES. The Company does not currently sponsor, maintain or contribute to, and has not at any time sponsored, maintained or contributed to any employee benefit plan which is or was subject to any of the provisions of the Employee Retirement Income Security Act of 1974 in which any of its employees are or were participants (whether or not on an active or frozen basis). The Company has not engaged in any unfair labor practices which could reasonably be expected to result in a material adverse effect on the company's financial condition. The Company does not have any dispute with any of its existing or former employees. There are no labor disputes or to the knowledge of the Company, any disputes threatened by current or former employees of the Company. Since June 30, 1996, the Company has not granted or agreed to grant any bonus to any current employee, any general increase in the rates of salaries or compensation of its employees or any specific increase to any current employee, except in accordance with regularly scheduled periodic bonuses and increases and has not provided for any new pension, retirement, or other employee benefits to any of its current employees or any increases in any existing benefits.

      l. TAXES. Proper and accurate federal, state and local income, sales, use, franchise, gross revenue, turnover, excise, payroll, property, employment, customs duties and any and all other tax returns, reports, and estimates have been filed with appropriate governmental agencies, domestic and foreign, by the Company for each period for which any returns, reports, or estimates were due. All taxes shown by such returns to be payable have been paid. All sales taxes have been properly collected and accounted for through the date hereof by the Company, and the Company has made all required deposits of such taxes with all taxing authorities. The tax provision reflected in the Company's financial statements as of June 30, 1996 is adequate to cover liability of the Company at the date thereof for all taxes of any character whatsoever applicable to the Company or its assets or business. No waiver of any statute of limitations executed by the Company with respect to federal or state income or other tax is in effect for any period. No deficiencies for any taxes have been proposed, asserted or assessed against the Company, and no requests or waivers of the time to assess any such tax are pending. The federal income tax returns of the Company have never been audited by the Internal Revenue Service. No audit of any federal or state or other tax return of the Company is presently in process nor has an appointment for or notice of any such audit been requested or given by any taxing authority.

      m. UNTRUE STATEMENTS. This Agreement, the agreements and instruments to be entered into in connection herewith do not include any untrue statement of a material fact necessary to make statements made herein and therein not misleading in any material respect.

      4. This agreement (i) contains the entire understanding of the parties with regard to the subject matter hereof, (ii) supersedes all prior agreements and


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understandings regarding such subject matter, (iii) shall inure to the benefit of and be binding upon the parties and their respective successors, assigns, heirs and personal representatives, (iv) shall be governed and construed in accordance with the laws of California without regard to principles of conflicts of laws, and (v) may be executed in one or more counterparts each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.


CARS USA, INC.                         NAB ASSET CORPORATION


By:  /s/ Charles E. Bradley, Jr.       By:  /s/ Michael W. Caton
   --------------------------------       ---------------------------------
     Charles E. Bradley, Jr.                Michael W. Caton
     President                              President and Chief Operating
                                            Officer


By:  /s/ Charles E. Bradley, Jr.
   --------------------------------
     Charles E. Bradley, Jr.


 /s/ Sandra C. Watt
- -----------------------------------
     Sandra C. Watt


 /s/ Nicholas Carroll
- -----------------------------------
     Nicholas Carroll


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